SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                                   May 9, 2003
                Date of report (Date of earliest event reported)



                                   ADVO, Inc.
             (Exact name of registrant as specified in its charter)



             Delaware                1-11720                     06-0885252
--------------------------------   ---------------------      ------------------
 (State or other jurisdiction      (Commission file number)     (IRS Employer
of incorporation or organization)                            Identification No.)



         One Univac Lane, P.O. Box 755, Windsor, Connecticut 06095-0755
                    (Address of Principal Executive Offices)




Registrant's telephone number, including area code:          (860) 285-6100
                                                   -----------------------------

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ITEM 5.       OTHER ITEMS

On May 9, 2003, ADVO, Inc. (the "Company") issued a press release announcing that it had strengthened its management team with the addition of James Dahmus as Senior Vice President and Chief Financial Officer, effective May 28, 2003. In this role, Mr. Dahmus will be responsible for oversight of the Company's corporate finance functions, including general accounting, tax, investor and banking relations and internal audit. He will report directly to Gary Mulloy, ADVO's Chairman and Chief Executive Officer.

A copy of this press release is attached as an exhibit to this Form 8-K.



ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith:


Exhibit No.   Description

99(a)         Press release dated May 9, 2003, issued            Filed herewith.
              by the Company.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.







                                        ADVO, Inc.
Date: May 9, 2003
                                         By   /s/ JOHN D. SPERIDAKOS
                                             ----------------------------
                                               John D. Speridakos
                                             Vice President and Controller



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                                  EXHIBIT INDEX

                                                         Incorporated by
Exhibit No.    Description                               Reference

   99 (a)      Press release dated May 9, 2003,          Filed herewith.
               issued by the Company.